Exhibit 10.60

AMENDMENT TO THE SECOND AMENDMENT TO THE LICENSE AGREEMENT

This amendment (“Third Amendment”) to the Second Amendment to The License Agreement is effective December 31, 2018 (“Effective Date”) by and between Cytocom Inc., a for profit corporation duly organized and existing under the laws of the Commonwealth of Delaware, having an office at 3001 Aloma Ave, Winter Park, FL 32792 (“CYTO”), and Immune Therapeutics Inc., a Florida Corporation, having an office at 2431 Aloma Ave #124 Winter Park, FL 32792 (“IMUN and or Company or Licensee”). CYTO and Licensee may each be referred to individually as “Party” and collectively as “Parties”.

WITNESSETH

WHEREAS, the Parties entered into that certain Amended License Agreement, effective May 1, 2018 (the “License Agreement”); and

WHERAS, as a consequence of the License Agreement, the Company deconsolidated CYTO as of May 1, 2018 in its financial reporting, and following that date has accounted for its retained interest in CYTO under the equity method of accounting;

WHERAS, effective December 31, 2018, the Parties entered into the Second Amendment to the License Agreement (“Second Amendment”) to clarify and confirm certain obligations of the Parties incurred by either Party before the December 31, 2018 that would become the sole obligations of CYTO on and after that date (“Debt Obligations”);

WHEREAS, the Parties have determined that additional clarification and confirmation is needed with respect to the Debt Obligations;

NOW THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein and for good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. For purposes of this Third Amendment, all capitalized terms shall have the meaning ascribed by the License Agreement unless expressly amended herein.

1.1	“Accounts Payable” means those accounts payable obligations and accrued liabilities as specified in Schedule A “Cytocom Inc. Accounts Payable and Accrued Obligations” attached hereto.

1.2	“Notes Payable” means those obligations owed under certain promissory notes as specified in Schedule B “Cytocom Inc. Notes Payable” hereto.

2. Cancellation and Replacement of Schedule 1 of the Second Amendment. The Parties hereby agree that Schedule 1 of the Second Amendment will be cancelled and replaced in its entirety by Schedule A “Cytocom Inc. Accounts Payable and Accrued Obligations” attached hereto.

3. Cancellation and Replacement of Schedule 2 of the Second Amendment. The Parties hereby agree that Schedule 2 of the Second Amendment will be cancelled and replaced in its entirety by Schedule B “Cytocom Inc. Notes Payable” attached hereto.

4. Interpretation. Except to the extent specifically amended by this Second Amendment, all terms and conditions set forth in the License Agreement shall remain unchanged and in full force and effect.

5. Entire Agreement. This Third Amendment, in conjunction with the License Agreement and Second Amendment, constitutes the entire agreement between the Parties regarding the subject matter hereof and supersedes any prior understandings, agreements or representations between the Parties, written or oral, relating to the subject matter hereof.

6. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against a Party whose signature appears thereon, and each of which shall together constitute one and the same instrument. Any counterpart signature page delivered by electronic means or by facsimile transmission shall be deemed to have the same force and effect as an originally executed signature page.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties, intending to be legally bound hereby, have each caused a duly authorized representative to execute this Third Amendment on the day and year set forth below.

LICENSEE:		LICENSOR:
Immune Therapeutics, Inc.		Cytocom, Inc.

By:	/s/ Kevin Phelps	By:	/s/ Michael Handley
Name:	Kevin Phelps	Name:	Michael Handley
Title:	Chief Executive Officer	Title:	President
Date:	May 12, 2020	Date:	May 12, 2020

Schedule A

Cytocom Inc. Accounts Payable and Accrued Obligations

Vendors and Accounts Payable	Amount ($)
Advanced Biostrategies, Inc.	$7,500.00
Aronstam Management Services Inc	36,000.00
Austin Legal Group APC	37,500.00
Birch Stewart Kolash Birch LLP	20,570.00
ClearTrust, LLC	750.00
Cooley LLP	103,655.92
Corporate Creations	561.85
Dr. Jill Smith	24,670.00
Dr. Nicholas J. Sisti Esq.	(500.00)
Elisa DeLaet Jagerson	37,500.00
Emas Pharma	10,000.00
Gateway Medical, LLC	65,000.00
Husch Blackwell LLP	4,586.70
Jacqueline Young	170,000.00
LDN Research Group LLC	74,670.00
Molski Management Services Inc	25,000.00
The Pennsylvania State University	8,747.00
TOTAL	$626,211.47

Schedule A (continued)

Cytocom Inc. Accounts Payable and Accrued Obligations

Creditors and Accrued Obligations	Amount ($)
Noreen Griffin	$520,000.00
Kelly Wilson	32,000.00
Robert Wilson	32,000.00
TOTAL	$584,000.00

Schedule B

Cytocom Inc. Notes Payable

Borrower at Date of Note Signing	Effective Date of Note	Note Holder/ Lender	Principal Amount of Note ($)	Maturity Date	Accrued Interest & Fees at 12/31/2018 ($)	Total Owing at 12/31/2018 ($)
Cytocom	6/16/2015	MJW Properties	$25,000.00	9/30/2015	$3,775.00	$28,775.00
Cytocom	9/30/2015	Richard Gostanian	400,000.00	9/30/2016	104,153.42	504,153.42
Cytocom	1/8/2016	RJ Dailey	80,000.00	1/8/2017	12,011.00	92,011.00
Cytocom	2/8/2016	Paul Akin	50,000.00	2/8/2017	14,479.45	64,479.45
Immune	3/9/2016	Paul Akin	20,000.00	3/8/2017	5,705.56	25,705.56
Immune	9/30/2016	Paul Akin	25,000.00	9/30/2017	2,448.75	27,448.75
Immune	11/1/2016	Richard Gostanian	275,000.00	11/1/2017	26,422.92	301,422.92
Immune	12/31/2016	Richard Gostanian	30,000.00	2/18/1982	2,777.50	32,777.50
Immune	3/31/2017	Paul Akin	5,000.00	3/31/2018	436.67	5,436.67
Immune	9/30/2017	Paul Akin	25,000.00	9/30/2018	1,916.46	26,916.46
Cytocom	3/31/2018	Jared Kroeger	50,000.00	3/31/2019	1,909.72	51,909.72
Cytocom	3/31/2018	Richard Gostanian	101,000.00	3/31/2019	3,857.64	104,857.64
Cytocom	3/31/2018	RJ Dailey	70,000.00	3/31/2019	6,307.29	76,307.29
Cytocom	3/31/2018	Susan St Ledger	75,000.00	3/31/2019	2,864.58	77,864.58
Cytocom	5/14/2018	Susan St Ledger	50,000.00	5/14/2019	1,604.17	51,604.17
Cytocom	6/30/2018	Paul Akin	10,000.00	6/30/2019	255.56	10,255.56
Cytocom	6/30/2018	Richard Gostanian	37,500.00	6/30/2019	958.33	38,458.33
Cytocom	6/30/2018	RJ Dailey	50,000.00	6/30/2019	1,277.78	51,277.78
Cytocom	7/1/2018	Alan Cunningham	83,000.00	7/1/2019	2,080.68	85,080.68
Cytocom	7/13/2018	Alan Cunningham	10,000.00	7/13/2019	237.50	10,237.50
Cytocom	8/23/2018	Richard Kelley	10,000.00	12/23/2018	575.83	10,575.83
Cytocom	9/30/2018	Richard Gostanian	62,000.00	9/30/2019	792.22	62,792.22
Cytocom	9/30/2018	RJ Dailey	30,000.00	9/30/2019	383.33	30,383.33
TOTAL			$1,573,500.00		$197,231.36	$1,770,731.36